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                                                                   EXHIBIT 99.1

               CERTIFICATION WITH RESPECT TO QUARTERLY REPORT OF
                          LANDRY'S RESTAURANTS, INC.

   The undersigned, being the chief executive officer and chief financial officer of Landry's Restaurants, Inc. (the "Company"), in compliance with 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to each of their respective knowledge with respect to the Quarterly Report of the Company on Form 10-Q as filed with the Securities and Exchange Commission on November 6, 2002 (the "Report").

    1. that the Report fully complies with all requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

    2. that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 13, 2002


                                                  /s/  TILMAN J. FERTITTA
                                                  -----------------------------
                                                  Tilman J. Fertitta
                                                  Chairman of the Board,
                                                  President and
                                                  Chief Executive Officer


                                                  /s/  PAUL S. WEST
                                                  -----------------------------
                                                  Paul S. West
                                                  Executive Vice President and
                                                  Chief Financial Officer